UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 29, 2017

PERNIX THERAPEUTICS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 793-2145

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Michael J. Golembiewski resigned as Vice President of Finance, Principal Accounting Officer and Corporate Controller of Pernix Therapeutics Holdings, Inc. (the "Company"), effective as of November 24, 2017.

Effective November 29, 2017, the Company appointed Glenn Whaley to serve as the Company's interim Vice President of Finance, Principal Accounting Officer and Corporate Controller while the search for Mr. Golembiewski's permanent successor continues.

Mr. Whaley joined the Company in March 2015 as the Company's Vice President of Financial Planning and Analysis. Prior to joining the Company, Mr. Whaley was Vice President, Finance for Alvogen, Inc. ("Alvogen"), a global pharmaceutical company, from May 2011 until March 2015. His responsibilities included serving as Vice President, Finance of U.S. Operations from August 2013 to March 2015 and Global Corporate Controller from May 2011 to August 2013. Prior to Alvogen, Mr. Whaley served as Corporate Controller for ImClone Systems Incorporated ("ImClone"), a biopharmaceutical company dedicated to developing biologic medicines in the area of oncology, from January 2007 to May 2011, and Senior Director of Financial Reporting from January 2005 to December 2006. Prior to ImClone, Mr. Whaley served in a variety of financial roles at increasing levels of responsibility in public accounting and the pharmaceutical and telecommunications industries. Mr. Whaley, age 49, is a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Whaley holds a Bachelor of Science degree from Rutgers University Business School.

There is no arrangement or understanding between Mr. Whaley and any other person pursuant to which Mr. Whaley was appointed as interim Vice President of Finance, Principal Accounting Officer and Corporate Controller of the Company and Mr. Whaley does not have any familial relationship with any director or executive officer of the Company. In addition, there are no transactions between Mr. Whaley and the Company that are required to be disclosed pursuant to item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: December 5, 2017	By:	/s/ John A Sedor
John A Sedor
Chief Executive Officer